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                                                                    EXHIBIT 10.1


          EXECUTIVE STOCK OPTION AGREEMENT PURSUANT TO THE 2004 LONG-
                    TERM INCENTIVE PLAN OF BRIGHTPOINT, INC.


                  AGREEMENT made as of this ___ of _________, _________ (the "Grant Date") between Brightpoint, Inc., an Indiana corporation ("Brightpoint"), having its principal place of business in Plainfield, Indiana, and ______________ ("Grantee"),

                  WHEREAS, the Grantee is an employee of Brightpoint or one of its Subsidiaries (collectively, the "Company") and is in a position to contribute significantly to the Company's long-term growth and strategic goals;

                  WHEREAS, in connection with the Company's Executive Equity Program (the "Program"), which was developed by the Committee in connection with its administration of the Company's 2004 Long-Term Incentive Plan of the Company (the "Plan"), the Company desires to grant to the Grantee options (the "Options") under the Plan to purchase its common shares, par value $.01 per share (the "Shares"), under, for the purposes of and pursuant to the terms of the Plan;

                  WHEREAS, the Company and the Grantee understand and agree that unless otherwise defined herein any terms used in this Agreement have the same meanings as in the Plan.

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                  1. Grant of Option. The Company hereby grants to the Grantee Options to purchase all or any part of an aggregate of _________________ Shares on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated

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herein by reference. The Options granted hereby are Non-Qualified Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. Purchase Price. The purchase price of the Shares covered by the Options shall be __________ per Share.

                  3. Exercise of Options. Subject to potential forfeiture and reduction as set forth in Paragraph 5 hereof, the Options granted hereby shall become exercisable as follows: one-third (1/3) of the Shares on the first anniversary of the Grant Date; one-third (1/3) of the Shares on the second anniversary of the Grant Date; and one-third (1/3) of the Shares on the third anniversary of the Grant Date, provided that such schedule shall be accelerated pursuant to the terms of any employment agreement between the Company and the Grantee.

                  4. Term of Option. The Option shall expire on [Five years from the date of Grant], unless earlier terminated as provided herein or in the Plan.

                  Except as provided in the following provisions of this section, in any employment agreement between the Company and the Grantee that is consistent with the provisions of the Plan, in the event that the Grantee's employment is terminated by reason of the Grantee's death, Disability, or Normal Retirement, the Options, to the extent exercisable at the time of Termination of Service, may be exercised at any time within (a) a period of one (1) year after the date of Termination of Service, or (b) the expiration of the stated term of the Options, whichever is shorter; provided, however, that if the Grantee's employment is terminated by reason of Disability or Normal Retirement and the Grantee dies within such specified period, then the Options, to the extent exercisable at the time of death, may be exercised for a period of one year from the date of death or the expiration of the stated term of the Option, whichever is shorter.


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                  In the event that the Grantee's employment is terminated other than by reason of death, Disability or Normal Retirement, the Options shall thereupon automatically terminate, except that (i) if the termination occurs as a result of the Grantee's voluntary resignation, the Options, to the extent exercisable at the time of termination, shall be exercisable for a period of thirty (30) days from termination or the expiration of the stated term of the Options, whichever is shorter, and (ii) if the Grantee's employment is involuntarily terminated without Cause (as defined in the Grantee's employment agreement, if any), the Options may be exercised, to the extent exercisable on the date of termination, for a period of six months or until the expiration of the stated term of the Options, whichever is shorter.

                  5. Forfeiture. Notwithstanding anything else contained herein or in the Grantee's employment agreement to the contrary, the Options shall be subject to forfeiture in accordance with the following terms. A determination will be made by the Committee, in its sole and absolute discretion, prior to the first anniversary of the Grant Date as to whether any or all of the target performance goals (the "Performance Goals") (as defined in the Plan and as set forth in the Program) for the fiscal year in which the Option was granted (the "Performance Cycle") (as defined in the Plan) were achieved. In the Program, the Performance Goals have each been ascribed a percentage (each a "Target Percentage") as follows: Income from Continuing Operations (50%), Return on Invested Capital (20%) and Strategic Milestones (30%). If any or all of the Performance Goals are not achieved for the Performance Cycle, as determined by the Committee in its sole and absolute discretion, the percentage of the total number of Options granted hereby equal to the Target Percentage for such Performance Goal shall be forfeited by the Grantee, and such number of Options shall be correspondingly reduced and returned to Plan. If all of the Performance Goals are not achieved for the Performance Cycle, as

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determined by the Committee in its sole and absolute discretion, then all of the
Options granted hereunder will be forfeited and returned to the Plan. Any
Options that are not forfeited as set forth above, will vest in accordance with the terms of Section 3 hereof, the Plan or the Grantee's employment agreement.

                  6. Non-Assignability. The Options shall not be transferable by the Grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Grantee's lifetime, only by the Grantee. The Options may not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Options or of any rights granted hereunder contrary to the provisions of this Section 6, or the levy of any attachment or similar process upon the Options or such right, shall be null and void.

                  7. Exercise of Options and Issue of Shares. The Options may be exercised in whole or in part (to the extent exercisable in accordance with their terms) by giving written notice to the Company, together with the tender of the purchase price and payment in cash of all withholding tax obligations imposed on the Company. Such written notice shall be signed by the person exercising the Options, shall state the number of Options being exercised, shall contain any warranty required by Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issuance of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to the Options or the Shares issuable pursuant to the Options shall be the responsibility of the holder.


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                  8. Purchase for Investment. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Options shall be effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                     (a) The person(s) who exercise the Options, or any portion thereof, shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing such Shares issued pursuant to such exercise:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act, or unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required.

                     (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

                  9. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as

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follows:

                           To the Company:       Brightpoint, Inc.
                                                 501 Airtech Parkway
                                                 Plainfield, IN  46168
                                                 Attention: Steven E. Fivel, EVP
                                                 and General Counsel

                           To the Grantee:       [          ]


or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the address of which notices shall be given by providing the other party hereto with written notice of such change.

                  10. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State or Indiana, without regard to conflicts of laws rules or principles.

                  11. Benefit of Agreement. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

                  12. Plan Controlling. The Options and the terms and conditions set forth in the Agreement are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Company shall be binding and conclusive upon the Grantee and his or her legal representatives.

                  13. Qualification of Rights. Neither this Agreement nor the exercise of the Options shall be construed as giving the Grantee any right (a) to be retained in the employ of the Company; or (b) as a shareholder with respect to the Shares, until the certificates for the Shares have been issued and delivered to the Grantee.


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                  14. Representations and Warranties of Grantee. The Grantee
represents and warrants to the Company that (i) he or she has received and reviewed a copy of the Plan, and (ii) he or she has read and is familiar with the terms of this Agreement, including the potential forfeiture of the Options pursuant hereto; and understands that neither the Options nor any of the rights and interests under the Plan or this Agreement may be assigned, encumbered or otherwise transferred except, in the event of death, by will or the laws of descent and distribution.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his or her hand, all as of the day and year first above written.


                                  BRIGHTPOINT, INC.




                                  ---------------------------------------------
                                  Steven E. Fivel, Executive Vice President and General Counsel


                                  ---------------------------------------
                                  [               ], Grantee